AMENDMENT NO. 1
TO THE
ASSET PURCHASE AGREEMENT

This Amendment No. 1 to the Asset Purchase Agreement (this “Amendment”) is made as of November 16, 2006 and amends that certain Asset Purchase Agreement dated as of November 10, 2006, by and between Skytel Corp., a Delaware corporation, and Bell Industries, Inc., a California corporation (the “Agreement”).

The Agreement is hereby amended as follows:

1.	Amendment to Section 11.7 of the Agreement.

Section 11.7 of the Agreement is amended by adding to it the following language:

“Anything in this Agreement or any agreement related to this Agreement (any such related agreement, a “Related Agreement”) to the contrary notwithstanding, Purchaser shall have the right (without the prior written consent of Seller), at any time, and in its sole discretion, to assign for security interest purposes any or all of its rights under this Agreement and any Related Agreement to any lender providing financing to Purchaser, any of Purchaser’s permitted assigns, or any Affiliates of Purchaser or Purchaser’s permitted assigns (Purchaser, such assigns, and such Affiliates, collectively, the “Purchaser Parties”) and, upon the occurrence and during the continuance of any event of default under the financing agreements between any such lender and any of the Purchaser Parties, such lender may exercise any or all of the rights, interests, and remedies of any of the Purchaser Parties under this Agreement or any Related Agreement.”

2. Other Provisions. The other provisions of the Agreement shall remain in full force and effect.

3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of New York, without regard to principles of conflicts of laws.

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This Amendment is executed as of the date first set forth above.

SKYTEL CORP.

By:/s/ Francis Shammo
Name: Francis Shammo
Title: SVP and Chief Financial Officer

BELL INDUSTRIES, INC.

By:/s/ John A. Fellows
Name: John A. Fellows
Title: Chief Executive Officer

The undersigned hereby joins as a party to this Amendment for the limited purposes provided in Section 11.9 of the Agreement:

MCI, LLC

By:/s/ Francis Shammo
Name: Francis Shammo
Title: SVP and Chief Financial Officer

41060316.1